UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

June 25, 2008

Exterra Energy Inc.
(Exact name of Registrant as specified in its Charter)

Nevada	000-52319	20-5086877
(State or other jurisdiction	(Commission File No.)	(IRS Employer
of incorporation)		Identification No.)

1717 St. James Place, Suite 205, Houston, Texas 77056 (Address of principal executive offices) (Zip Code) 713-877-8847 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17
CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17
CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.02   Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

     The Company announces that effective June 23, 2008, Mr. Gordon C. McDougall resigned from the Board of Directors. There was no disagreement with the Company on any matters relating to the Company's operations, policies or practices.

Item 8.01   Other Events.

     The Company has moved its corporate offices from Suite 250 to Suite 205, 1717 St. James Place, Houston, Texas 77056. The Company's telephone number and fax number remain the same as 713-877-8847 and 713-877-8848.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

EXTERRA ENERGY INC.,

/s/ Ray Ledesma
RAY LEDESMA
President

Dated: June 25, 2008